UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   January 27, 2011

Delta Apparel, Inc.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On January 27, 2011, Delta Apparel, Inc. (the “Company”) issued a press release containing financial information and accompanying discussion for the second fiscal quarter ended January 1, 2011.

Item 7.01.          Regulation FD Disclosure.

On January 27, 2011, Delta Apparel, Inc. issued its earnings release for the second fiscal quarter ended January 1, 2011.  The earnings release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, Chairman and Chief Executive Officer, will hold an analyst conference call on Thursday, January 27, 2011 at 4:30 p.m. Eastern Time to discuss financial results and give a business update.  The conference call will be broadcast through the Company’s website at www.deltaapparelinc.com.  Investors may listen to the call by selecting “News Releases” then the appropriate webcast from the listing.  A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.          Financial Statements and Exhibits.

          (d)  Exhibits.

Exhibit Number	Description

99.1	Press release issued by Delta Apparel, Inc. on January 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	January 27, 2011	/s/ Deborah H. Merrill
Deborah H. Merrill
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 27, 2011